Exhibit 10.24

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH “[***].”

CHANGE MANAGEMENT FORM
Number 1

Program: Wireless Gateway Support under Master Services Agreement effective as of October 1, 2013 (the “MSA”)	PCR No.:
Originator: Support.com, Inc.	Date: December 22, 2013
Department: NCO	Phone #: [***]	Title: VP, Outsourcing Strategy & Operations, NCO
Locations Impacted: N/A
Requested Implementation Date: 12/22/13
Estimated Hours: (LOE) N/A	☒ Billable ☐Non-Billable	Billing Rate/Hour: N/A
Fixed Fee Cost (if applicable) N/A
Type of Change: Pass-through charges for Vendor’s telecommunications and technology expenses.
Scope of Change:	☒ Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner

Reason for Change: (give brief overview of the reason for the change i.e. due to additional business, project enhancements or resulting from a corrective action), and identify whether change is permanent or temporary

MSA Section 4.14(a), Exhibit D and Appendix to Exhibits C and D state that Comcast will provide telecommunications circuits, phone switch, ACD routing functionality, PBX for voice traffic, Avaya One-X Road Warrior client licenses, Workforce Management, Real-time Adherence, Real-time Monitoring, Call Recording, IVR, ECH data for historical reporting, process to request for Group and Skilling changes, connectivity to 3rd Party DMARCS, Real-Time Reporting, data for vendor scorecard creation, TSR call volume, Daily call volume, Line Adherence feeds, Queue-based Agent FCR Financial Reporting thru the line adherence tool.  In lieu of receiving such from Comcast, Vendor is providing the services and passing through corresponding usage, configuration and  development charges.

Area(s) of Change
☐ Accounting/Payroll	☐ Network
☐ Data Processing	☐ Resource Planning
☐ General Facilities	☐ Quality Assurance
☐ Human Resources	☐ Telecom
☐ IT/BI	☐ Training
☐ Operations	☐ Recruiting
☐ Miscellaneous (Please describe below)
☒ Other: Telecommunications and technology expenses.

Description of Change(s) Requested: (describe the changes and how they affect each area or department, including key dates, requirements and billing information)

Non-binding estimate of [***]; pass-through charges to be based on amounts actually incurred.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***

Comcast Authorization (SRT Comcast/LOB POC)

Comcast Representative’s Signature	/s/ Brian Duffy
Print Name	Brian Duffy	Date	2-3-14

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***